Exhibit 10.13

INCENTIVE SHARE OPTION AGREEMENT
UNDER THE ORCHARD THERAPEUTICS PLC
2018 SHARE OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$

Grant Date:

Vesting Commencement Date:

Expiration Date:

Pursuant to the Orchard Therapeutics plc 2018 Share Option and Incentive Plan as amended through the date hereof (the “Plan”), Orchard Therapeutics plc (the “Company”) hereby grants to the Optionee named above an option (the “Share Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of Shares specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

1.Exercisability Schedule.  No portion of this Share Option may be exercised until such portion shall have become exercisable.  Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Share Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable*	Exercisability Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________

* Max. of $100,000 per yr.

Once exercisable, this Share Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.Manner of Exercise.

(a)The Optionee may exercise this Share Option only in the following manner:  from time to time on or prior to the Expiration Date of this Share Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; or (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Shares to be purchased pursuant to the exercise of Share Options under the Plan and any subsequent resale of the Shares will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the Optionee upon the exercise of the Share Option shall be net of the Shares attested to.

(b)The Shares purchased upon exercise of this Share Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to this Share Option unless and until this Share Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as

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the shareholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

(c)The minimum number of shares with respect to which this Share Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Share Option is being exercised is the total number of shares subject to exercise under this Share Option at the time.

(d)Notwithstanding any other provision hereof or of the Plan, no portion of this Share Option shall be exercisable after the Expiration Date hereof.

3.Termination of Employment.  If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Share Option may be subject to earlier termination as set forth below.

(a)Termination Due to Death.  If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Share Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)Termination Due to Disability.  If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Share Option outstanding on such date, to the extent exercisable on the date of such termination of employment, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c)Termination for Cause.  If the Optionee’s employment terminates for Cause, any portion of this Share Option outstanding on such date shall terminate immediately and be of no further force and effect.  For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d)Other Termination.  If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Administrator, any portion of this Share Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

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The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Share Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.Status of the Share Option.  This Share Option is intended to qualify as an “incentive stock option” under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), but the Company does not represent or warrant that this Share Option qualifies as such.  The Optionee should consult with his or her own tax advisors regarding the tax effects of this Share Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the U.S. Code, including, but not limited to, holding period requirements.  To the extent any portion of this Share Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified Share Option.  If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Share Option, he or she will so notify the Company within 30 days after such disposition.

7.Tax Withholding.  The Optionee shall, not later than the date as of which the exercise of this Share Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event.  The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from Shares to be issued to the Optionee a number of Shares with an aggregate Fair Market Value that would satisfy the withholding amount due (provided that such amount shall not exceed the maximum statutory tax rate).

8.No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

9.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

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10.Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Optionee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

11.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ORCHARD THERAPEUTICS PLC

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

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Exhibit 10.13

NON-QUALIFIED SHARE OPTION AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE ORCHARD THERAPEUTICS PLC
2018 SHARE OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$

Grant Date:

Vesting Commencement Date:

Expiration Date:

Pursuant to the Orchard Therapeutics plc 2018 Share Option and Incentive Plan, as amended through the date hereof (the “Plan”), Orchard Therapeutics plc (the “Company”) hereby grants to the Optionee named above, who is a Director of the Company but is not an employee of the Company, an option (the “Share Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of Shares specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.  This Share Option is not intended to be an “incentive stock option” under Section 422 of the U.S. Internal Revenue Code of 1986, as amended.

1.Exercisability Schedule.  No portion of this Share Option may be exercised until such portion shall have become exercisable.  Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Share Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains in service as a member of the Board on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________

Once exercisable, this Share Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.Manner of Exercise.

(a)The Optionee may exercise this Share Option only in the following manner:  from time to time on or prior to the Expiration Date of this Share Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Shares to be purchased pursuant to the exercise of Share Options under the Plan and any subsequent resale of the Shares will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the Optionee upon the exercise of the Share Option shall be net of the Shares attested to.

(b)The Shares purchased upon exercise of this Share Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to this Share Option unless and until this Share Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall

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have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the shareholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

(c)The minimum number of shares with respect to which this Share Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Share Option is being exercised is the total number of shares subject to exercise under this Share Option at the time.

(d)Notwithstanding any other provision hereof or of the Plan, no portion of this Share Option shall be exercisable after the Expiration Date hereof.

3.Termination as Director. If the Optionee ceases to be a Director of the Company, the period within which to exercise the Share Option may be subject to earlier termination as set forth below.

(a)Termination Due to Death.  If the Optionee’s service as a Director terminates by reason of the Optionee’s death, any portion of this Share Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)Other Termination.  If the Optionee ceases to be a Director for any reason other than the Optionee’s death, any portion of this Share Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to be a Director, for a period of six months from the date the Optionee ceased to be a Director or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date the Optionee ceases to be a Director shall terminate immediately and be of no further force or effect.

4.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Share Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.No Obligation to Continue as a Director.  Neither the Plan nor this Share Option confers upon the Optionee any rights with respect to continuance as a Director.

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7.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8.Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Optionee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

9.UK Taxes. No Shares will be delivered to the Optionee pursuant to the exercise of the Share Option until the Optionee has made arrangements acceptable to the Company for the satisfaction of any applicable domestic or foreign income tax and employment tax of any kind (including, but not limited to, any United Kingdom income tax or National Insurance contributions) required by law to be paid or withheld by the Company or any Subsidiary, including, without limitation, such other tax obligations of the Optionee incidental to the receipt of Shares, together (to the extent legally permissible) with any employer’s (secondary) National Insurance contributions which may arise with respect this Agreement. Upon exercise of the Share Option, the Company or the Optionee’s employer may offset or withhold (from any amount owed by the Company or the Optionee’s employer to the Optionee) or collect from the Optionee an amount sufficient to satisfy such tax or withholding obligations. Furthermore, in the event of any determination that the Company or any Subsidiary has failed to withhold a sum sufficient to pay all taxes due in connection with the Share Option, the Optionee agrees to pay to the Company or the relevant Subsidiary such amount in cash within five (5) days after receiving a written demand from the Company or the relevant Subsidiary to do so, whether or not the Optionee is an employee of the Company or such Subsidiary at that time.

10.Transfer of Burden of Employer’s National Insurance contributions. If the Optionee is tax resident in the United Kingdom (a “UK Participant”), the Optionee agrees with and undertakes to the Company and, if different, to its employer that:

(i)The Optionee’s employer may recover from the Optionee, as set out in Section 9 above, the whole or any part of any employer’s (secondary) National Insurance contributions which may arise with respect to any taxable event arising as a result of this Agreement; and

(ii)The Optionee shall, if requested by the Company, join with its employer in making an election (in a form approved by HMRC under paragraph 3B of

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Schedule 1 to the Social Security Contributions and Benefits Act 1992) for the transfer to the Optionee of the whole, or such part as the Company may determine, of any liability to employer’s (secondary) National Insurance contributions which may arise with respect to any taxable event arising as a result of this Agreement.

11.Section 431 Election. If the Optionee is a UK Participant and is so requested by the Board, the Optionee shall, along with the Optionee’s employer, within 14 days of acquisition of any Shares enter into a Section 431 Election with respect to such Shares. The Optionee shall also makes such arrangements as the Board may require for the satisfaction of any Federal, state, or local taxes (domestic or foreign) of any kind (including, but not limited to, any United Kingdom income tax or National Insurance contributions and including (to the extent legally permissible) with any employer’s (secondary) National Insurance contributions) with respect to such acquisition of Shares as may arise upon the making of such Section 431 Election.

12.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ORCHARD THERAPEUTICS PLC

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

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Exhibit 10.13

NON-QUALIFIED SHARE OPTION AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE ORCHARD THERAPEUTICS PLC
2018 SHARE OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$

Grant Date:

Vesting Commencement Date:

Expiration Date:

Pursuant to the Orchard Therapeutics plc 2018 Share Option and Incentive Plan, as amended through the date hereof (the “Plan”), Orchard Therapeutics plc (the “Company”) hereby grants to the Optionee named above an option (the “Share Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of Shares specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.  This Share Option is not intended to be an “incentive stock option” under Section 422 of the U.S. Internal Revenue Code of 1986, as amended.

1.Exercisability Schedule.  No portion of this Share Option may be exercised until such portion shall have become exercisable.  Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Share Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee remains an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________

Once exercisable, this Share Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.Manner of Exercise.

(a)The Optionee may exercise this Share Option only in the following manner:  from time to time on or prior to the Expiration Date of this Share Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Shares to be purchased pursuant to the exercise of Share Options under the Plan and any subsequent resale of the Shares will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the Optionee upon the exercise of the Share Option shall be net of the Shares attested to.

(b)The Shares purchased upon exercise of this Share Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to this Share Option unless and until this Share Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall

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have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the shareholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

(c)The minimum number of shares with respect to which this Share Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Share Option is being exercised is the total number of shares subject to exercise under this Share Option at the time.

(d)Notwithstanding any other provision hereof or of the Plan, no portion of this Share Option shall be exercisable after the Expiration Date hereof.

3.Termination of Employment.  If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Share Option may be subject to earlier termination as set forth below.

(a)Termination Due to Death.  If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Share Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)Termination Due to Disability.  If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Share Option outstanding on such date, to the extent exercisable on the date of such termination of employment, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c)Termination for Cause.  If the Optionee’s employment terminates for Cause, any portion of this Share Option outstanding on such date shall terminate immediately and be of no further force and effect.  For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d)Other Termination.  If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Share Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier.  Any portion of this Share

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Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in  Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Share Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.Tax Withholding.  The Optionee shall, not later than the date as of which the exercise of this Share Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event.  The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from Shares to be issued to the Optionee a number of Shares with an aggregate Fair Market Value that would satisfy the withholding amount due (provided that such amount shall not exceed the maximum statutory tax rate).

7.UK Taxes. No Shares will be delivered to the Optionee pursuant to the exercise of the Share Option until the Optionee has made arrangements acceptable to the Company for the satisfaction of any applicable domestic or foreign income tax and employment tax of any kind (including, but not limited to, any United Kingdom income tax or National Insurance contributions) required by law to be paid or withheld by the Company or any Subsidiary, including, without limitation, such other tax obligations of the Optionee incidental to the receipt of Shares, together (to the extent legally permissible) with any employer’s (secondary) National Insurance contributions which may arise with respect this Agreement. Upon exercise of the Share Option, the Company or the Optionee’s employer may offset or withhold (from any amount owed by the Company or the Optionee’s employer to the Optionee) or collect from the Optionee an amount sufficient to satisfy such tax or withholding obligations. Furthermore, in the event of any determination that the Company or any Subsidiary has failed to withhold a sum sufficient to pay all taxes due in connection with the Share Option, the Optionee agrees to pay to the Company or the relevant Subsidiary such amount in cash within five (5) days after receiving a written demand from the Company or the relevant Subsidiary to do so, whether or not the Optionee is an employee of the Company or such Subsidiary at that time.

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8.Transfer of Burden of Employer’s National Insurance contributions. If the Optionee is tax resident in the United Kingdom (a “UK Participant”), the Optionee agrees with and undertakes to the Company and, if different, to its employer that:

(i)The Optionee’s employer may recover from the Optionee, as set out in Section 3 above, the whole or any part of any employer’s (secondary) National Insurance contributions which may arise with respect to any taxable event arising as a result of this Agreement; and

(ii)The Optionee shall, if requested by the Company, join with its employer in making an election (in a form approved by HMRC under paragraph 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992) for the transfer to the Optionee of the whole, or such part as the Company may determine, of any liability to employer’s (secondary) National Insurance contributions which may arise with respect to any taxable event arising as a result of this Agreement.

9.Section 431 Election. If the Optionee is a UK Participant and is so requested by the Committee, the Optionee shall, along with the Optionee’s employer, within 14 days of acquisition of any Shares enter into a Section 431 Election with respect to such Shares. The Optionee shall also makes such arrangements as the Committee may require for the satisfaction of any Federal, state, or local taxes (domestic or foreign) of any kind (including, but not limited to, any United Kingdom income tax or National Insurance contributions and including (to the extent legally permissible) with any employer’s (secondary) National Insurance contributions) with respect to such acquisition of Shares as may arise upon the making of such Section 431 Election.

10.No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

11.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

12.Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Optionee shall have access to, and the right to change, the

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Relevant Information.  Relevant Information will only be used in accordance with applicable law.

13.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ORCHARD THERAPEUTICS PLC

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

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Exhibit 10.13

RESTRICTED SHARE UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER the ORCHARD THERAPEUTICS PLC

2018 SHARE OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Share Units:

Grant Date:

Pursuant to the Orchard Therapeutics plc 2018 Share Option and Incentive Plan, as amended through the date hereof (the “Plan”), Orchard Therapeutics plc (the “Company”) hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above.  Each Restricted Share Unit shall relate to one Share.

1.Restrictions on Transfer of Award.  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Paragraph 2 of this Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.Vesting of Restricted Share Units.  The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Share Units specified as vested on such date.

Incremental Number of Restricted Share Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.Termination of Employment.  If the Grantee’s employment with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Share Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Share Units.

4.Issuance of Shares.  As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Share Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such shares.

5.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.Tax Withholding.   The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event.  The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from Shares to be issued to the Grantee a number of Shares with an aggregate Fair Market Value that would satisfy the withholding amount due (provided that such amount shall not exceed the maximum statutory amount due).

7.Section 409A of the U.S. Code.  This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the U.S. Code as “short-term deferrals” as described in Section 409A of the U.S. Code.

8.No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

9.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.Section 431 Election. If the Grantee is tax resident in the United Kingdom and is so requested by the Board, the Grantee shall, along with its employer, within 14 days of acquisition of any Shares enter into a Section 431 Election with respect to such Shares enter into a Section 431 Election with respect to such Shares. The Grantee shall also make such arrangements as the Board may require for the satisfaction of any Federal, state, or local taxes (domestic or foreign) of any kind (including, but not limited to, any United Kingdom income tax or National Insurance contributions and including (to the extent legally permissible) with any employer’s (secondary) National Insurance contributions) with respect to such acquisition of Shares as may arise upon the making of such Section 431 Election.

11.Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Grantee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

12.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ORCHARD THERAPEUTICS PLC

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

RESTRICTED SHARE UNIT AWARD AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER the ORCHARD THERAPEUTICS PLC

2018 SHARE OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Share Units:

Grant Date:

Pursuant to the Orchard Therapeutics plc 2018 Share Option and Incentive Plan, as amended through the date hereof (the “Plan”), Orchard Therapeutics plc (the “Company”) hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above.  Each Restricted Share Unit shall relate to one Share.

1.Restrictions on Transfer of Award.  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Paragraph 2 of this Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.Vesting of Restricted Share Units.  The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in service as a member of the Board on such Dates.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Share Units specified as vested on such date.

Incremental Number of Restricted Share Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________

In the event of a Sale Event, 100% of the Restricted Share Units shall become vested immediately prior to the consummation of such Sale Event. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.Termination of Service as a Director.  If the Grantee’s service as a member of the Board terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Share Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Share Units.

4.Issuance of Shares.  As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Share Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such Shares.

5.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.Section 409A of the U.S. Code.  This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the U.S. Code as “short-term deferrals” as described in Section 409A of the U.S. Code.

7.No Obligation to Continue as a Director.  Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Director.

8.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9.Section 431 Election. If the Grantee is tax resident in the United Kingdom and is so requested by the Board, the Grantee shall, along with its employer, within 14 days of acquisition of any Shares enter into a Section 431 Election with respect to such Shares enter into a Section 431 Election with respect to such Shares. The Grantee shall also make such arrangements as the Board may require for the satisfaction of any Federal, state, or local taxes (domestic or foreign) of any kind (including, but not limited to, any United Kingdom income tax or National Insurance contributions and including (to the extent legally permissible) with any employer’s (secondary) National Insurance contributions) with respect to such acquisition of Shares as may arise upon the making of such Section 431 Election.

10.Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Grantee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

11.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ORCHARD THERAPEUTICS PLC

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

Exhibit 10.13

RESTRICTED SHARE AWARD AGREEMENT
UNDER THE ORCHARD THERAPEUTICS PLC

2018 SHARE OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Shares:

Grant Date:

Pursuant to the Orchard Therapeutics plc 2018 Share Option and Incentive Plan (the “Plan”) as amended through the date hereof, Orchard Therapeutics plc (the “Company”) hereby grants a Restricted Share Award (an “Award”) to the Grantee named above.  Upon acceptance of this Award, the Grantee shall receive the number of Shares specified above, subject to the restrictions and conditions set forth herein and in the Plan.  The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Shares in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Administrator.

1.Award.  The Restricted Shares awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the shareholder of record on the books of the Company.  Thereupon, the Grantee shall have all the rights of a shareholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below.  The Grantee shall (i) sign and deliver to the Company a copy of this Award Agreement and (ii) deliver to the Company a share power endorsed in blank.

2.Restrictions and Conditions.

(a)Any book entries for the Restricted Shares granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.

(b)Restricted Shares granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

(c)If the Grantee’s employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of Restricted Shares granted herein, all Restricted Shares shall immediately and automatically be forfeited and returned to the Company.

3.Vesting of Restricted Shares.  The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of Restricted Shares specified as vested on such date.

Incremental Number of Shares Vested	Vesting Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________

Subsequent to such Vesting Date or Dates, the Shares on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Shares.  The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.

4.Dividends.  Dividends on Restricted Shares shall be paid currently to the Grantee.

5.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.Transferability.  This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.

7.Tax Withholding.  The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event.  Except in the case where an election is made pursuant to Paragraph 8 below, the Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from Shares to be issued or released by the transfer agent a number of Shares with an aggregate Fair Market Value that would satisfy the withholding amount due (provided that such amount shall not exceed the maximum statutory tax rate).

8.Election Under Section 83(b).  The Grantee and the Company hereby agree that the Grantee may, within 30 days following the Grant Date of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the U.S. Internal Revenue Code.  In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company.  The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.

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9.No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

10.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

11.Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Grantee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

12.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ORCHARD Therapeutics plc

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

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